Exhibit 10.5

EMPLOYEE INVENTION ASSIGNMENT, CONFIDENTIALITY, NON-COMPETE AND NON-SOLICIT AGREEMENT

THIS EMPLOYEE INVENTION ASSIGNMENT, CONFIDENTIALITY, NON-COMPETE AND NON-SOLICIT AGREEMENT is entered into as of the 19th day of May, 2017 between _______________________, and WORKHORSE GROUP INC., a Nevada corporation with a place of business at 100 Commerce Drive, Loveland, Ohio 45140 (the “Company”).

WHEREAS, I have agreed to be an employee of the Company or one of its affiliated entities (collectively referred to herein as the “Company”).

IN CONSIDERATION OF, and as a condition of my employment with the Company (the receipt and sufficiency of which I hereby acknowledge) I hereby represent to, and agree with the Company as follows:

1.       Purpose of Agreement. I understand that it is critical for the Company to preserve and protect its rights in “Inventions” (as defined in Section 2 below), its “Confidential Information” (as defined in Section 7 below) and in all related intellectual property rights. Accordingly, I am entering into this Employee Invention Assignment and Confidentiality Agreement (this “Agreement”) as a condition of my employment with the Company.

2.       Disclosure of Inventions. I will promptly disclose in confidence to the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works and trade secrets (the “Inventions”) that I make or conceive or first reduce to practice or create, either alone or jointly with others, during the period of my employment, whether or not in the course of my employment, and whether or not such Inventions are patentable, copyrightable or protectable as trade secrets.

3.       Work for Hire. I acknowledge and agree that any copyrightable works prepared by me within the scope of my employment, including for the avoidance of doubt any such works prepared prior to the date hereof are “works made for hire” under the Copyright Law of the United States and that the Company will be considered the author and owner of such copyrightable works.

4.       Assignment of Inventions. I agree that all Inventions that (i) have been or are developed using equipment, supplies, facilities, Confidential Information, or trade secrets of the Company, (ii) result from work performed by me for the Company, or (iii) relate to the Company’s business or current or anticipated research and development (the “Assigned Inventions”), will be the sole and exclusive property of the Company and are hereby irrevocably assigned by me to the Company.

5.       Assignment of Other Rights; Moral Rights. In addition to the foregoing assignment of Assigned Inventions to the Company, I hereby irrevocably transfer and assign to the Company: (i) all worldwide patents, patent applications, copyrights, mask works, trade secrets and other intellectual property rights, including but not limited to rights in databases, in any Assigned Inventions, along with any registrations of or applications to register such rights; and (ii) any and all “Moral Rights” (as defined below) that I may have in or with respect to any Assigned Inventions. I also hereby forever waive and agree never to assert any and all Moral Rights I may have in or with respect to any Assigned Inventions, even after termination of my work on behalf of the Company. “Moral Rights” mean any rights to claim authorship of or credit on an Assigned Invention, to object to or prevent the modification or destruction of any Assigned Inventions, or to withdraw from circulation or control the publication or distribution of any Assigned Inventions, and any similar right, existing under judicial or statutory law of any country or subdivision thereof in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a “moral right.”

6.       Assistance. I agree to assist the Company in every proper way, at the Company’s cost, to obtain for the Company and enforce patents, copyrights, mask work rights, trade secret rights and other legal protections for the Company’s Assigned Inventions in any and all countries. I will execute any documents that the Company may reasonably request for use in obtaining or enforcing such patents, copyrights, mask work rights, trade secrets and other legal protections. My obligations under this paragraph will continue beyond the termination of my employment with the Company, provided that the Company will compensate me at a reasonable rate after such termination for time or expenses actually spent by me at the Company’s request on such assistance. I appoint the Secretary of the Company as my attorney-in-fact to execute documents on my behalf for this purpose.

7.       Confidential Information. I understand that my employment by the Company creates a relationship of confidence and trust with respect to any information that may be disclosed to me by the Company and its officers, employees, shareholders or agents, whether orally, in writing, by computer or other medium, by demonstration, by supply of samples and parts or in any other manner, or which is otherwise accessible to me, that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company including all information received by the Company from third parties, which is subject to an obligation of confidentiality (the “Confidential Information”). Such Confidential Information includes, but is not limited to, Assigned Inventions, computer programming and software, Company products and services, systems, functionality, designs, hardware, parts, concepts, specifications, features, techniques, plans, marketing, sales, performance, cost, pricing, supplier and customer information, data, tables, schedules, contracts and other information concerning the Company and its customers. I hereby acknowledge that all such Confidential Information belongs to the Company (or the respective customer, supplier or third party, which supplied it to the Company.)

8.       Confidentiality. At all times, both during my employment and after its termination (without limitation in point of time), I will keep and hold all such Confidential Information in strict confidence and trust. I will not use or disclose any Confidential Information without the prior written consent of the Company, except as may be necessary to perform my duties as an employee of the Company for the benefit of the Company. Upon termination of my employment with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company. I will not take with me or retain any documents or materials or copies thereof containing any Confidential Information. I agree that I shall at all times comply with the Company’s Information Security Policy and Procedures from time to time in force. I acknowledge that breach of this policy or any other provision of this Agreement may be grounds for immediate dismissal.

9.       No Breach of Agreement or Infringement. I represent that my acceptance of the Company’s offer of employment, performance of all the terms of this Agreement and my duties as an employee of the Company will not so far as I am aware breach any invention assignment, proprietary information, confidentiality or similar agreement with any other party, nor infringe the rights of any third party. I represent that I will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials or intangibles of a former employer or third party that are not generally available to the public or have not been legally transferred to the Company. I acknowledge that the Company is relying upon my warranty, representation and acknowledgement in this paragraph in offering me employment.

10.       Non-Complete. I acknowledge that the Company and its affiliates have invested substantial time, money and resources in the development and retention of their respective customers, accounts and Confidential Information. You acknowledge and agree that any and all "goodwill" associated with any customer or account of the Company or any of its affiliates belongs exclusively to the Company and/or its affiliates, as the case may be. I further acknowledge and agree that, during the course of performing services the Company will, and its affiliates may, furnish, disclose or make available to you confidential and proprietary information related to the Company's and its affiliates' business(es) and that the Company and/or one or more affiliates may provide you with unique and specialized training. I also acknowledge that such confidential information and such training have been developed and will be developed by the Company and/or one or more affiliates through the expenditure by the Company and/or one or more affiliates of substantial time, effort and money and that all such confidential information and training could be used by you to compete with the Company and/or one or more affiliates. In recognition of this, you covenant and agree as follows:

(a)       I understand and acknowledge that the Company's and its affiliates' business interests are world-wide because the Company's and its affiliates' products and/or services are sold in countries around the world and the Company's and its affiliates' competitors similarly operate from and market their products and/or services in many locations around the world. As used in this Agreement (i) the term "Company Business" means the business as described in the Company’s Form 10-K for the year ended December 31, 2016 as conducted by the Company or any of its affiliates at any time anywhere in the world during your employment by the Company and (ii) the term "Competitive Business" means any Company Business engaged in by any third party anywhere in the world.

(b)       From the date hereof until the date that is the second anniversary date of the termination of your employment with the Company (or any Affiliate, as applicable and whichever is later) (the "Restricted Period"), I shall not, directly or indirectly, without the prior written consent of the Company, individually or in partnership with, as part of a joint venture with, or otherwise in conjunction in any other manner with any other entity:

(i)       be engaged in any manner whatsoever, including, without limitation, as an employee, employer, owner, partner, consultant, adviser, principal, agent, stockholder, member or proprietor, in any Competitive Business;

(ii)        either individually or on behalf of or through any third party, solicit, divert or appropriate or attempt to solicit, divert or appropriate, for the purpose of competing with any Company Business, any customers or patrons of any Company Business, or any prospective customers or patrons with respect to which the Company or any Affiliate has developed or made a sales presentation (or similar offering of services); or

(iii)       advise, invest in, lend money to, guarantee the debts or obligations of, or otherwise have any other financial interest in any Competitive Business. Notwithstanding the foregoing, I shall be permitted to make wholly passive investments in any publicly held Competitive Business, provided that my direct and indirect ownership shall not exceed 1% (by voting power) of the aggregate ownership interests in the entity conducting such Competitive Business.

11.       No Solicitation.

(a)       No Solicitation of Employees. I acknowledge the importance to the business carried on by the Company and its affiliates of the human resources engaged and developed by such entities. Accordingly, during the Restricted Period, I covenant and agree that I shall not, directly or indirectly, induce or solicit or assist any third party in inducing or soliciting any employee or consultant of the Company or any affiliate to leave the Company or any affiliate or to accept employment or engagement elsewhere. The Company acknowledges that placing advertisements soliciting employees of the type then employed by the Company or its affiliates in newspapers, Internet job sites and similar media generally accessible to the public shall not be deemed to be a breach of this Section.

(b)       No Solicitation of Clients and Suppliers. I acknowledge the importance to the business carried on by the Company and its affiliates of the client and supplier relationships developed by it and them and the unique opportunity that your employment or engagement and your access to the Confidential Information offers to interfere with these relationships. Accordingly, during the Restricted Period, I covenant and agree that I shall not after the termination of your employment or engagement with the Company, directly or indirectly, contact or solicit any person who I know to be a prospective, current or former client or supplier of the Company or any affiliate for the purpose of selling to such client or buying from such supplier any Company Business products or services.

12.       Notification. I hereby authorize the Company to notify my actual or future employers of the terms of this Agreement and my responsibilities hereunder.

13.       Injunctive Relief. I understand that in the event of a breach or threatened breach of this Agreement by me the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement.

14.       Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to that body of laws pertaining to conflict of laws. I hereby submit to the jurisdiction of and consent to suit in the courts, Federal and State located in the State of Ohio with respect to any matter or dispute arising out of this Agreement.

15.       Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

16.       Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

17.       Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

18.       Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

19.       Successors and Assigns; Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement to any entity which is my employer. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

20.       Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

SIGNED THIS 19th DAY OF MAY 2017

Name:

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